Intangible assets	12 Months Ended
Mar. 31, 2019
Intangible Assets [Abstract]
Intangible assets
Intangible assets

	Goodwill R’000	Patents and trademarks R’000	Customer relationships R’000	Product development costs R’000	Computer software, technology, in-house software and other R’000	Total R’000

At April 1, 2017
Cost	618,910	3,155	40,165	265,637	130,131	1,057,998
Accumulated amortization and impairments	—	(2,229)	(16,942)	(89,848)	(67,079)	(176,098)
Net book amount	618,910	926	23,223	175,789	63,052	881,900

Year ended March 31, 2018
Opening net book amount	618,910	926	23,223	175,789	63,052	881,900
Additions	—	31	5,300	65,342	23,965	94,638
Transfers	—	—	—	(365)	365	—
Disposals*	—	—	—	(1,188)	—	(1,188)
Amortization charge (notes 24 and 32.2)	—	(513)	(7,516)	(37,639)	(18,258)	(63,926)
Impairment loss (notes 5, 24, 30 and 32.2)	—	—	—	(2,687)	—	(2,687)
Currency translation differences	(7,266)	—	(356)	(235)	(2,353)	(10,210)
– Cost	(7,266)	—	(475)	(265)	(4,760)	(12,766)
– Accumulated amortization and impairments	—	—	119	30	2,407	2,556
Closing net book amount	611,644	444	20,651	199,017	66,771	898,527

At March 31, 2018
Cost	611,644	1,031	44,990	312,338	145,387	1,115,390
Accumulated amortization and impairments	—	(587)	(24,339)	(113,321)	(78,616)	(216,863)
Net book amount	611,644	444	20,651	199,017	66,771	898,527

Year ended March 31, 2019
Opening net book amount	611,644	444	20,651	199,017	66,771	898,527
Additions	—	213	—	69,912	23,012	93,137
Disposals**	—	—	—	—	—	—
Amortization charge (notes 24 and 32.2)	—	(119)	(6,797)	(37,318)	(20,643)	(64,877)
Impairment loss (notes 5, 24, 30 and 32.2)	—	—	—	(930)	—	(930)
Currency translation differences	25,587	—	(9)	229	3,982	29,789
– Cost	25,587	—	1,053	374	7,737	34,751
– Accumulated amortization and impairments	—	—	(1,062)	(145)	(3,755)	(4,962)
Closing net book amount	637,231	538	13,845	230,910	73,122	955,646

At March 31, 2019
Cost	637,231	1,244	46,043	365,665	166,832	1,217,015
Accumulated amortization and impairments	—	(706)	(32,198)	(134,755)	(93,710)	(261,369)
Net book amount	637,231	538	13,845	230,910	73,122	955,646

* The historical costs and accumulated amortization on fully depreciated assets which were retired and removed from the accounting records during the 2018 year included R2.2 million relating to patents and trademarks, R13.9 million relating to product development costs and R4.3 million relating to computer software, technology, in-house software and other.
** The historical costs and accumulated amortization on fully depreciated assets which were retired and removed from the accounting records during the 2019 year included R17.0 million relating to product development costs and R9.3 million relating to computer software, technology, in-house software and other.
In fiscal 2019, staff costs of R52.2 million (2018: R46.4 million, 2017: R54.6 million) have been capitalized to product development costs. In fiscal 2019, no staff costs were capitalized to in-house software (2018: Nil, 2017: R1.6 million).
Additions of R93.1 million were made during fiscal 2019 which includes non-cash additions of R2.3 million relating to capitalized development costs and R5.2 million relating to computer software. Additions of R94.6 million were made during 2018. In addition, R1.9 million relating to capitalized development costs and R3.1 million related to computer software, technology, in-house software and other intangibles were paid in fiscal 2018 which were accrued and accounted for as non-cash additions in 2017.
Amortization expense of R45.7 million (2018: R44.1 million, 2017: R30.1 million) has been charged to cost of sales. The remainder has been included in administration and other charges in the income statement.
During fiscal 2019, impairment to capitalized product development costs of R0.9 million within the CSO segment was recognized in profit or loss. During fiscal 2018, impairments to capitalized product development costs of R0.4 million within the CSO segment and R2.3 million within the Africa segment were recognized in profit or loss. The impairment losses have been included in administration and other charges in the income statement.
Included in product development costs is product development assets in progress with a net book amount of R36.1 million (2018: R32.1 million, 2017: R51.1 million). Computer software, technology, in-house software and other included internally generated in-house software in progress of R10.3 million (2018: Nil, 2017: R42.8 million).
Impairment tests for goodwill
Goodwill is allocated to the Group’s CGUs identified within its operating segments. It should be noted that, as disclosed in note 5, while CSO is reported as a reportable segment excluding any inter-company revenue and related costs, it remains a CGU, as there remains an active market for the output produced by CSO. The impairment tests for goodwill have been performed on the same basis as the previous financial years.
A summary of the goodwill at operating segment level is presented below:

	March 31, 2018 R’000	Foreign currency translation differences R’000	March 31, 2019 R’000

Central Services Organization	103,119	—	103,119
Europe	108,624	15,001	123,625
Middle East and Australasia	46,851	10,586	57,437
Africa	353,050	—	353,050
Total	611,644	25,587	637,231

The recoverable amounts of all CGUs are determined based on value-in-use calculations, which use pre-tax cash flow projections based on approved financial budgets covering a three to five-year period. A five-year period was used to ensure that in respect of the Europe and Middle East and Australasia segments, stable cash flows are used for purposes of calculating terminal values included in the value-in-use calculations. These cash flows are based on the current market conditions and near-term expectations.
The key assumptions used for the value-in-use calculations are as follows:

2019	Central Services Organization	Africa	Europe	Middle East and Australasia

Discount rate
– pre-tax discount rate applied to the cash flow projections (%)	17.9	17.8	9.0	11.1
Growth rate
– growth rate used to extrapolate cash flow beyond the budget period (%)	5.5	5.5	2.0	2.3

2018	Central Services Organization	Africa	Europe	Middle East and Australasia

Discount rate
– pre-tax discount rate applied to the cash flow projections (%)	17.1	17.3	9.2	13.3
Growth rate
– growth rate used to extrapolate cash flow beyond the budget period (%)	5.4	5.4	2.2	2.9

The discount rates were calculated using the capital asset pricing model. These rates reflect specific risks relating to the relevant CGUs. The growth rate has been determined based on the expected long-term inflation outlook.
Goodwill sensitivity
Given the significant headroom that exists in the CGUs, management believes that a reasonable change in assumptions would not result in any goodwill impairments.
Europe goodwill sensitivity
To determine the recoverable amount of its investment in the Europe CGU, the Group calculated future net cash flows of the CGU and discounted them to their present value using the rates as indicated above. The calculation of the CGU’s discounted net present value requires extensive use of estimates and assumptions about discount rates and budgeted cash flows. The budgeted cash flows at March 31, 2019 reflect the current market conditions for the European economy and near-term expectations. To the extent that anticipated new contracts do not materialize and the business strategy does not come to fruition, or key personnel are not retained, the forecasts could be negatively impacted.
At March 31, 2019, the date at which the impairment testing was performed, Europe CGU’s recoverable amount exceeded the carrying amount by 33.5%. A 10.7% pre-tax discount rate, or a 33.5% decrease of the projected cash flows, would reduce the headroom for the Europe CGU to nil. This analysis assumes that all other variables remain constant.